UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM  8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 11, 1998
                        (Date of earliest event reported)


                                KELLWOOD COMPANY
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)


                                   36-2472410
            (Commission File Number)(IRS Employer Identification No.)


                              600 KELLWOOD PARKWAY
                                 P.O. BOX 14374
                          CHESTERFIELD, MISSOURI 63017
                        (Address, including zip code, of
                    Registrant's Principal Executive Offices)


                                 (314) 576-3100
              (Registrant s Telephone Number, including area code)


ITEM 5.   OTHER EVENTS

          On December 11, 1998, Kellwood Company, a Delaware corporation ("Kellwood"), purchased substantially all of the non-real estate assets of Fritzi for (i) 844,000 shares of Kellwood Common Stock, and (ii) the assumption of certain liabilities and obligations from Fritzi California, a California corporation ("Fritzi"), an Agreement for Purchase and Sale of Assets (the "Agreement"). A copy of the press releases announcing the transaction are attached as Exhibits and incorporated herein by reference.


ITEM 7.   FINANCIAL STATMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.A  Press Release dated December 1, 1998.

               99.B  Press Release dated December 14, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri on December 17, 1998.


                              KELLWOOD COMPANY

                              By:  /s/ Thomas H. Pollihan
                                    -----------------------------------------
                                       Thomas H. Pollihan
                                       Vice President, Secretary and
                                        General Counsel